UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2024

KENTUCKY FIRST FEDERAL BANCORP

(Exact name of registrant as specified in its charter)

United States	0-51176	61-1484858
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

655 Main Street, Hazard, Kentucky	41702
(Address of principal executive offices)	(Zip Code)

(502) 223-1638

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KFFB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 18, 2024, Kentucky First Federal Bancorp (the “Company”) filed a Current Report on Form 8-K furnishing under Items 2.02 and 9.01 the Company’s press release announcing its unaudited financial results for the fourth quarter and fiscal year ended June 30, 2024 (the “Original Filing”). The full text of the press release was included in the Original Filing. This Amendment to the Original Filing (the “Amendment”) is being filed to correct the following measures for the fiscal year ended June 30, 2024: (i) the amount of the increase in, and the average rate earned on, interest-earning assets, and (ii) the amount of the increase in, and the average rate paid on, interest-bearing liabilities. The information contained in this Amendment should be read in conjunction with the information contained in the Original Filing. Except as set forth herein, this Amendment does not amend, modify or update the disclosure contained in the Original Filing.

Item 2.02. Results of Operations and Financial Condition

On September 18, 2024, the Company issued a press release announcing its financial results for the three months and year ended June 30, 2024. A copy of the press release was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on September 18, 2024. In the press release, the Company reported that, for the year ended June 30, 2024, (i) the average rate earned on interest-earning assets increased by 223 basis points to 6.16%, and (ii) the average rate paid on interest-bearing liabilities increased 272 basis points to 4.17%. However, in connection with the preparation of its financial statements for the fiscal year ended June 30, 2024, the Company has since determined that for the fiscal year ended June 30, 2024, (i) the average rate earned on interest-earning assets increased 69 basis points to 4.62%, and (ii) the average rate paid on interest-bearing liabilities increased 168 basis points to 3.13%.

The information contained in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: October 3, 2024	By:	/s/ Tyler Eades
Tyler Eades
Vice President and Chief Financial Officer

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